                                                                   EXHIBIT 10.15

                            ARTHUR J. GALLAGHER & CO.
                      SUPPLEMENTAL SAVINGS and THRIFT PLAN
                            Effective January 1, 1999

                               TABLE OF CONTENTS
                                                                           Page

ARTICLE 1    INTRODUCTION ..............................................  - 1 -
    1.1      Purpose of Plan ...........................................  - 1 -
    1.2      Status of Plan ............................................  - 1 -

ARTICLE 2    DEFINITIONS ...............................................  - 2 -
    2.1      Account ...................................................  - 2 -
    2.2      Cause .....................................................  - 2 -
    2.3      Change of Control .........................................  - 2 -
    2.4      Code ......................................................  - 3 -
    2.5      Compensation ..............................................  - 3 -
    2.6      Hour of Service ...........................................  - 3 -
    2.7      Effective Date ............................................  - 3 -
    2.8      Elective Deferral .........................................  - 3 -
    2.9      Eligible Employee .........................................  - 3 -
    2.10     Employer ..................................................  - 4 -
    2.11     Entry Date ................................................  - 4 -
    2.12     ERISA .....................................................  - 4 -
    2.13     Funding Trust .............................................  - 4 -
    2.14     Funding Trustee ...........................................  - 4 -
    2.15     Gallagher .................................................  - 5 -
    2.16     Insolvent .................................................  - 5 -
    2.17     Matching Deferral .........................................  - 5 -
    2.18     Participant ...............................................  - 5 -
    2.19     Performance Deferral ......................................  - 5 -
    2.20     Plan ......................................................  - 5 -
    2.21     Plan Administrator ........................................  - 5 -
    2.22     Plan Year .................................................  - 5 -
    2.23     Qualified Plan ............................................  - 5 -
    2.24     Retirement ................................................  - 5 -
    2.25     Unforeseeable Emergency ...................................  - 6 -

ARTICLE 3    PARTICIPATION .............................................  - 7 -
    3.1      Commencement of Participation .............................  - 7 -
    3.2      Continued Participation ...................................  - 7 -

ARTICLE 4    ELECTIVE AND MATCHING DEFERRALS ...........................  - 8 -
    4.1      Elective Deferrals ........................................  - 8 -
    4.2      Matching Deferrals ........................................  - 9 -
    4.3      Performance Deferrals ..................................... - 10 -

ARTICLE 5    ACCOUNTS .................................................. - 11 -
    5.1      Accounts .................................................. - 11 -
    5.2      Investments ............................................... - 11 -

ARTICLE 6    VESTING ................................................... - 13 -
    6.1      General ................................................... - 13 -
    6.2      Change of Control ......................................... - 13 -
    6.3      Retirement, Death or Disability ........................... - 13 -
    6.4      Insolvency ................................................ - 14 -

ARTICLE 7    PAYMENTS .................................................. - 15 -
    7.1      Election as to Time and Form of Payment ................... - 15 -
    7.2      Termination of Employment ................................. - 18 -
    7.3      Death ..................................................... - 18 -
    7.4      Withdrawal Due to Unforeseeable Emergency ................. - 19 -
    7.5      Distributions Due to a Suspension of Deferrals ............ - 19 -
    7.6      Forfeiture of Non-vested Amounts .......................... - 20 -
    7.7      Taxes ..................................................... - 20 -

ARTICLE 8    PLAN ADMINISTRATOR ........................................ - 21 -
    8.1      Plan Administration and Interpretation .................... - 21 -
    8.2      Powers, Duties, Procedures, Etc. .......................... - 21 -
    8.3      Information ............................................... - 22 -
    8.4      Indemnification of Plan Administrator ..................... - 22 -

ARTICLE 9    AMENDMENT AND TERMINATION ................................. - 23 -
    9.1      Amendments ................................................ - 23 -
    9.2      Termination of Plan ....................................... - 23 -
    9.3      Existing Rights ........................................... - 24 -

ARTICLE 10   MISCELLANEOUS ............................................. - 25 -
    10.1     No Funding ................................................ - 25 -
    10.2     Non-assignability ......................................... - 25 -
    10.3     Limitation of Participant's Rights ........................ - 25 -
    10.4     Participants Bound ........................................ - 26 -
    10.5     Receipt and Release ....................................... - 26 -
    10.6     Governing Law ............................................. - 26 -
    10.7     Headings and Subheadings .................................. - 27 -

                                   ARTICLE 1
                                 INTRODUCTION
                                 ------------

         1.1      Purpose of Plan
                  ---------------

         Gallagher has adopted the Plan to provide a means by which certain employees may elect to defer receipt of portions of their Compensation and to provide opportunities for such individuals to save for retirement on the terms and conditions set forth herein.

         1.2      Status of Plan
                  --------------

         The Plan is intended to be "a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, and shall be interpreted and administered consistent with that intent.

                                   ARTICLE 2
                                  DEFINITIONS
                                  -----------

         Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

         2.1 Account means, for each Participant, the account established for
             -------
his or her benefit under Section 5.1.

         2.2 Cause means gross misconduct or a willful and material breach of
             -----
any agreement between the Employer and the Participant; provided that, no act or failure to act on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without a reasonable belief that the action or omission was in the best interest of the Employer.

         2.3 Change of Control means: (i) any person or group, as defined in
             -----------------
Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, is or becomes the beneficial owner, directly or indirectly of securities of Gallagher representing fifty percent (50%) or more of the combined voting power of Gallagher's outstanding securities then entitled to vote for the election of directors; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Gallagher (the "Board") and any new directors whose election by the Board or nomination for election by Gallagher's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved cease for any reason to constitute at least a majority thereof; or (iii) the stockholders of Gallagher shall approve the sale of all or substantially all of the assets of Gallagher or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) or (ii) above.

         2.4 Code means the Internal Revenue Code of 1986, as amended from time
             ----
to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

         2.5 Compensation means in the case of a Participant who is an Eligible
             ------------
Employee, the total cash compensation of such Participant paid by the Employer during any year, including salary and annual bonuses (paid with respect to performance in 1999 and later years), overtime pay and commissioned earnings (whether paid as a draw against commissions or as a settlement of earned commissions), before reductions for contributions made to this Plan, the Qualified Plan, or a cafeteria plan under Code Section 125, but not including
(i) relocation pay or related payments; (ii) severance pay and (iii) Matching Deferrals and Performance Deferrals under this Plan.

         2.6 Hour of Service means an Hour of Service as calculated for purposes
             ---------------
of the Qualified Plan.

         2.7 Effective Date means January 1, 1999.
             --------------

         2.8 Elective Deferral means the portion of Compensation which is
             -----------------
deferred by a Participant under Section 4.1.

         2.9 Eligible Employee means, on the Effective Date or on any Entry Date
             -----------------
thereafter, each employee of the Employer (i) whose total annual Compensation is not less than $160,000 based upon such employee's current salary or Compensation for the prior year; and

(ii) who has completed sixty (60) days of employment with the Employer. If an Eligible Employee's actual Compensation is (i) less than $160,000 during two consecutive Plan Years, such Eligible Employee will be suspended from making any additional Elective Deferrals under the Plan for each subsequent Plan Year, until the Plan Year following the Plan Year such Eligible Employee's Compensation is not less than $160,000; or (ii) less than $100,000 for two consecutive Plan Years, such Eligible Employee's Account shall be distributed in accordance with the terms of Section 7.7 unless, prior to such distribution, such Eligible Employee's Compensation is not less than $160,000 in a Plan Year.

         2.10 Employer means Gallagher or each other entity that is affiliated
              --------
with Gallagher and that adopts the Plan with its consent.

         2.11 Entry Date means (i) except as provided in clause (ii), January 1
              ----------
of each Plan Year; and (ii) in the case of an individual described in Section 4.1(d)(iii), the date as of which his or her election to defer is effective, as described therein.

         2.12 ERISA means the Employee Retirement Income Security Act of 1974,
              -----
as amended from time to time. Reference to any section or subsection of ERISA includes reference to any comparable or succeeding provisions of any legislation that amends, supplements or replaces such section or subsection.

         2.13 Funding Trust means the grantor trust established by Gallagher to
              -------------
hold assets contributed under the Plan.

         2.14 Funding Trustee means the trustee or trustees under the Funding
              ---------------
Trust.

         2.15 Gallagher means Arthur J. Gallagher & Co., an Illinois
              ---------
corporation, and any successor to all or a major portion of Gallagher's assets or business that assumes the obligations of Gallagher (with Gallagher's consent if it is still in existence).

         2.16 Insolvent means either (i) the Employer is unable to pay its debts
              ---------
as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         2.17 Matching Deferral means a contribution by the Employer for the
              -----------------
benefit of a Participant who is an Eligible Employee, as described in Section
4.2.

         2.18 Participant means any individual who participates in the Plan in
              -----------
accordance with Article 3.

         2.19 Performance Deferral means a discretionary contribution by the
              --------------------
Employer for the benefit of a Participant who is an Eligible Employee, as described in Section 4.3.

         2.20 Plan means the Arthur J. Gallagher & Co. Supplemental Savings and
              ----
Thrift Plan as provided herein and as amended from time to time.

         2.21 Plan Administrator means the person, persons or entity designated
              ------------------
by Gallagher to administer the Plan. If no such person or entity is so serving at any time, Gallagher shall be the Plan Administrator.

         2.22 Plan Year means the 12-month period ending on December 31.
              ---------

         2.23 Qualified Plan means the Arthur J. Gallagher & Co. Employees'
              --------------
401(k) Savings and Thrift Plan.

         2.24 Retirement means any termination of an Employee's employment with
              ----------
the Employer on or after his or her 65th birthday that is not for Cause.

         2.25 Unforeseeable Emergency means an immediate and heavy financial
              -----------------------
need resulting from any of the following:

              (a) Expenses which are not covered by insurance and which the Participant or his or her spouse or dependent has incurred as a result of, or is required to incur in order to receive, medical care;

              (b) The need to prevent eviction of a Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; or

              (c) Any other circumstance that is determined by the Plan Administrator in its sole discretion to constitute an unforeseeable emergency that (i) is not covered by insurance, (ii) cannot reasonably be relieved by the liquidation of the Participant's assets, and (iii) is consistent with the intent of Treasury Regulation Section 1.457-2(h)(4).

                                   ARTICLE 3
                                 PARTICIPATION
                                 -------------

         3.1      Commencement of Participation
                  -----------------------------

         An Eligible Employee shall become a Participant in the Plan on the first Entry Date as of which he or she begins to defer Compensation in accordance with Section 4.1 or on the date determined by the Plan Administrator with respect to a Matching Deferral under Section 4.2 or a Performance Deferral under Section 4.3.

         3.2      Continued Participation
                  -----------------------

         A Participant in the Plan shall continue to be a Participant so long as any amount remains credited to his or her Account.

                                   ARTICLE 4
                        ELECTIVE AND MATCHING DEFERRALS
                        -------------------------------

         4.1      Elective Deferrals
                  ------------------

                  (a) An individual who is an Eligible Employee may elect to defer (i) a percentage or dollar amount of his or her Compensation and/or (ii) an amount of Compensation from his or her final pay check for a calendar year which is determined by the Plan Administrator to be equal to the amount of his or her elective deferrals under the Qualified Plan that will be returned because of a failure to meet the nondiscrimination rules of Section 401(k) of the Code. An Eligible Employee who desires to elect a deferral described in (i) and/or
(ii) above shall complete and file an Enrollment Form with the Plan
Administrator.

                  (b) Each Enrollment Form shall designate whether the election is made for amounts deferred pursuant to Sections 4.1(a)(i) or 4.1(a)(ii) above and in the case of deferrals pursuant to Section 4.1(a)(i), either (i) the percentage to be deferred in one percent (1%) increments to a maximum of one hundred percent (100%); or (ii) the whole dollar amount of each paycheck to be deferred. A separate election may be made for the bonus portion of Compensation under Section 4.1(a)(i).

                  (c) The Enrollment Form may also indicate the Participant's distribution election in accordance with the provisions of Section 7.1.

                  (d) Except as provided in the next sentence, elections pursuant to Section 4.1(a) to defer Compensation paid in a Plan Year must be made prior to the first day of such Plan Year. Notwithstanding the foregoing:
(i) the election to defer the salary portion of

Compensation pursuant to Section 4.1(a)(i) for the 1999 Plan Year must be made prior to January 7, 1999; (ii) an election to defer the bonus portion of Compensation pursuant to Section 4.1(a)(i) must be made on or prior to September 30 of the Plan Year prior to the Plan Year in which the bonus is paid; and (iii) in the case of an individual who first becomes an Eligible Employee following the commencement of a Plan Year, the election to defer must be made within 30 days after the date the individual becomes an Eligible Employee, and will be effective with respect to Compensation earned after the Enrollment Form is filed. Any election pursuant to this paragraph shall be irrevocable from and after the deadline for such election provided that it may be changed after such deadline in the event of (and consistent with) an Unforeseeable Emergency, as determined by the Plan Administrator.

                  (e) An election to defer a percentage or dollar amount of Compensation for any Plan Year shall apply for subsequent Plan Years unless changed or revoked as described in the next sentence. A Participant may change or revoke his or her deferral election as of any Entry Date by filing a new Enrollment Form with the Plan Administrator.

         4.2      Matching Deferrals
                  ------------------

                  (a) No later than the date required by law for Matching Conditions under the Qualified Plan (or the later date as of which the need for a contribution hereunder is determined), the Employer shall contribute a Matching Deferral to the Account of each Eligible Employee who is employed by the Employer on the last day of the Plan Year or terminated employment by reason of death, total disability, Change in Control or Retirement, to the extent described in paragraph (b).

                  (b) The Matching Deferral for each Eligible Employee for the Plan Year shall be equal to the excess of the lesser of (A) 50% of his Elective Deferrals under this Plan and the Qualified Plan or (B) two percent (2%) of his Compensation, less any matching contributions he received under the Qualified Plan for such Plan Year.

         4.3      Performance Deferrals
                  ---------------------

         Any Eligible Employee may also receive a Performance Deferral in an amount to be determined by the Employer. All determinations by the Employer with regard to the amount or timing of or the eligibility for a Performance Deferral, shall be final.

                                   ARTICLE 5
                                   ACCOUNTS
                                   --------

         5.1      Accounts
                  --------

         The Plan Administrator shall establish an Account for each Participant reflecting Elective Deferrals, Matching Deferrals and Performance Deferrals made for the Participant's benefit together with any adjustments for income, gain or loss and any payments from the Account. Elective Deferrals, Matching Deferrals and Performance Deferrals will be credited to the Account of each applicable Participant as of the later of the date they are received by the Funding Trustee or the date the Funding Trustee receives from the Plan Administrator such instructions as the Funding Trustee may reasonably require to allocate the amount received among the asset accounts maintained by the Funding Trustee. As of the last day of each calendar quarter, the Plan Administrator shall provide the Participant with a statement of his or her Account reflecting the income, gain and loss, amounts of deferrals, and payments from such Account since the prior statement.

         5.2      Investments
                  -----------

                  (a) The assets of the Funding Trust shall be invested in such investments as are designated by the Plan Administrator. The Plan Administrator shall provide each Participant with the opportunity to indicate how his or her Account is apportioned to the investments designated by the Plan Administrator in five percent (5%) increments. A Participant's preference shall not be binding on the Funding Trustee or Plan Administrator. The Plan Administrator has the authority to direct the investment of all the assets held in the Funding Trust and shall invest such assets among the investments designated by the Plan Administrator as it deems appropriate.

                  (b) Each investment fund's operating expenses will be netted against such investment fund's return. Other Plan legal, trustee and administrative expenses will be paid by the Employer.

                                    ARTICLE 6
                                     VESTING
                                     -------

         6.1      General
                  -------

                  A Participant shall at all times have a fully vested and nonforfeitable right to all Elective Deferrals and Matching Deferrals credited to his or her Account, adjusted for income, gain and loss attributable thereto. Subject to earlier vesting as provided in Sections 6.2, 6.3 and 6.4, a Participant shall be or become vested in the portion of his or her Account attributable to Performance Deferrals, adjusted for income, gain and loss attributable thereto, as determined by the Employer at the time the Performance Deferral is made. If the vesting or vested percentage is based on the Participant's "Years of Service," the Participant shall receive credit for a Year of Service for each Plan Year (including Plan Years before the date as of which the Performance Deferral is made and the Effective Date only to the extent determined by the Employer) during which he or she completed at least 1,000 of Hours of Service

         6.2      Change of Control
                  -----------------

         A Participant shall become fully vested in his or her Account upon termination of his or her employment with the Employer after a Change of Control, other than termination for Cause.

         6.3      Retirement, Death or Disability
                  -------------------------------

         A Participant shall become fully vested in his or her Account upon termination of the Participant's employment by reason of the Participant's Retirement, death or total and permanent disability (as determined by the Plan Administrator).

         6.4      Insolvency
                  ----------

         A Participant shall become fully vested in his or her Account immediately prior to the Employer's becoming Insolvent, in which case the Participant will have the same rights as a general creditor of the Employer with respect to his or her Account balance.

                                    ARTICLE 7
                                    PAYMENTS
                                    --------

         7.1      Election as to Time and Form of Payment
                  ---------------------------------------

                  (a) A Participant may specify a distribution date applicable to his or her Elective Deferrals, Matching Deferrals and vested Performance Deferrals in accordance with the following:

                        (i) A Participant may specify (on the first Enrollment Form used under Section 4.1) that all Elective Deferrals, Matching Deferrals and vested Performance Deferrals described in the last sentence of this subparagraph (i), adjusted for income, gain and loss attributable thereto, will be paid or commence to be paid to the Participant on a specific date or at Retirement. Such specified date shall not be earlier than the January 1 that is at least five (5) years after the first Plan Year subject to such Enrollment Form and shall apply to all Elective Deferrals, Matching Deferrals and vested Performance Deferrals for (A) the Plan Year for which the Enrollment Form is filed; (B) any prior Plan Year, in the case of a Matching Deferral or Performance Deferral; and (C) any subsequent Plan Year the last day of which is at least one full Plan Year before the Participant's elected distribution date.

                        (ii) On the Enrollment Form filed for the first Plan Year with respect to which a distribution date election under subparagraph (i) would not be applicable (and for the first Plan Year with respect to which an election under this subparagraph would not be applicable pursuant to the last sentence of this subparagraph), a Participant may specify the date on which distribution of the Participant's Elective Deferrals, Matching Deferrals and vested Performance Deferrals described in the last sentence of this subparagraph (ii), as adjusted for income, gain and loss attributable thereto, will be paid or commenced to be paid to the Participant. Such specified date shall not be earlier than the January 1 that is at least five
                              (5) years after the Plan Year subject to such Enrollment Form and shall apply to all Elective Deferrals, Matching Deferrals and vested Performance Deferrals (as adjusted) for the Plan Year for which the Enrollment form is filed, and for any subsequent Plan Year the last day of which is at least one full Plan Year before the Participant's specified distribution date.

                  (b) If approved by the Plan Administrator, (i) a Participant who has not made an election under subparagraph (a) with respect to a given Elective Deferral, Matching Deferral and/or vested Performance Deferral may make an election with respect to such Deferral or Deferrals; provided that (A) the Participant is actively employed when such election is filed; and (B) the specified date for distribution is (I) at least five years after the earliest Enrollment Form filed with respect to Deferrals that are subject to such distribution election; and (II) at least twenty-four
(24) months after the date the election is filed; and (ii) a Participant may change a distribution date elected under subparagraph (a); provided that (A) the Participant is actively employed when such election is filed; (B) the change is filed with the Plan Administrator no later than the December 31 that is at least one year before the Plan Year in which the elected date occurs; (C) the new date for distribution occurs no earlier than twenty-four (24) full months after the month of the previously elected date; and (D) no more than one change in distribution dates may be made by a Participant during any five (5) year period.

                  (c) A Participant's distribution may be in either of the following forms (as elected on an Enrollment Form or as otherwise pursuant to procedures prescribed by the Plan Administrator):

                        (i)   A single lump-sum payment; or

                        (ii) Annual installments over a period elected by the Participant of up to ten (10) years, the amount of each installment to equal the then balance of the Account divided by the number of installments remaining to be paid.

A Participant who has made no election under this paragraph (c) or a Participant who has made such an election and wishes to change the election, may make an election under this paragraph; provided that, no election that is made other than in connection with an election made under paragraph (a) or (b) shall be effective until 12 months after the date the election is filed with the Plan Administrator.

                  (d) Except as provided in Sections 7.2, 7.3, 7.4, 7.5 and 7.6, payments from a Participant's Account shall be made in accordance with the Participant's elections under this Section 7.1. If a Participant has not made a distribution election with respect to a given Elective Deferral, Matching Deferral and/or vested Performance Deferral, such Deferral or Deferrals shall be distributed in a single lump sum upon the termination of the Participant's employment.

                  (e) Payments from a Participant's Account shall be in cash.

         7.2      Termination of Employment
                  -------------------------

         Upon termination of a Participant's employment for any reason other than death, the vested portion of the Participant's Account (including any portion vested pursuant to Section 6.3 as a consequence of the Participant's Retirement or total and permanent disability) shall be paid to the Participant according to the Participant's distribution election, unless the Plan Administrator elects, in its sole discretion, to pay out a Participant's account balance in a single lump sum as soon as practicable following the date of termination.

         7.3      Death
                  -----

                  (a) If a Participant dies prior to the complete distribution of his or her Account, the balance of the Account shall be paid to the Participant's designated beneficiary or beneficiaries, according to the Participant's distribution election, unless the Plan Administrator elects, in its sole discretion, to pay out a Participant's account balance in a single lump sum as soon as practicable following the date of termination.

                  (b) A Participant may designate a beneficiary by so notifying the Plan Administrator in writing, at any time before Participant's death, on a form prescribed by the Plan Administrator for that purpose. A Participant may revoke any beneficiary designation or designate a new beneficiary at any time without the consent of a beneficiary or any other person. If no beneficiary is designated or no designated beneficiary survives the Participant, payment shall be made to the Participant's surviving spouse, or, if none, to the Participant's issue per stirpes, in a single payment. If no spouse or issue survives the Participant, payment shall be made in a single lump sum to the Participant's estate.

         7.4      Withdrawal Due to Unforeseeable Emergency
                  -----------------------------------------

         If a Participant suffers an Unforeseeable Emergency, the Plan Administrator, in its sole discretion, may pay to the Participant only that portion, if any, of the vested portion of his or her Account which the Plan Administrator determines is necessary to satisfy the emergency need, including any amounts necessary to pay any federal, state or local income taxes reasonably anticipated to result from the distribution. A Participant requesting an emergency payment shall apply for the payment in writing using a form prescribed by the Plan Administrator for that purpose and shall provide such additional information as the Plan Administrator may require.

         7.5      Distributions Due to a Suspension of Deferrals
                  ----------------------------------------------

         In the event that a Participant's Account is required to be distributed pursuant to Section 2.9(ii), the entire balance of such Participant's Account shall be distributed on the last day of the fifth Plan Year following the second consecutive Plan Year in which such Participant's Compensation was less than $100,000.

         7.6      Forfeiture of Non-vested Amounts
                  --------------------------------

         To the extent that any amounts credited to a Participant's Account are not vested at the time such amounts are otherwise payable under Sections 7.1 and 7.2, or as provided for in Sections 7.5 and 7.6, they shall be forfeited and shall be used to satisfy the Employer's obligation to make contributions to the Funding Trust under the Plan.

         7.7      Taxes
                  -----

         All federal, state or local taxes that the Plan Administrator determines are required to be withheld from any payments made pursuant to this
Article 7 shall be withheld.

                                    ARTICLE 8
                               PLAN ADMINISTRATOR
                               ------------------

         8.1      Plan Administration and Interpretation
                  --------------------------------------

         The Plan Administrator shall oversee the administration of the Plan. The Plan Administrator shall have complete control and authority to determine the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant, beneficiary, deceased Participant, or other person having or claiming to have any interest under the Plan. The Plan Administrator shall have complete discretion to interpret the Plan and to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. Any individual(s) serving as Plan Administrator who is a Participant will not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Plan Administrator shall be entitled to rely on information furnished by a Participant, a beneficiary, the Employer or the Funding Trustee. The Plan Administrator shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

         8.2      Powers, Duties, Procedures, Etc.
                  --------------------------------

         The Plan Administrator shall have such powers and duties, may adopt such rules and tables, may act in accordance with such procedures, may appoint such officers or agents, may delegate such powers and duties, and shall follow such claims and appeal procedures with respect to the Plan as it may establish.

         8.3      Information
                  -----------

         To enable the Plan Administrator to perform its functions, the Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of Participants, their employment, Retirement, death, termination of employment, and such other pertinent facts as the Plan Administrator may require.

         8.4      Indemnification of Plan Administrator
                  -------------------------------------

         The Employer agrees to indemnify and to defend to the fullest extent permitted by law any officer(s) or employee(s) who serve as Plan Administrator (including any such individual who formerly served as Plan Administrator) against all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Employer) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

                                    ARTICLE 9
                            AMENDMENT AND TERMINATION
                            -------------------------

         9.1      Amendments
                  ----------

         Gallagher shall have the right to amend the Plan from time to time, subject to Section 9.3, by an instrument in writing which has been executed on its behalf by a duly authorized officer.

         9.2      Termination of Plan
                  -------------------

         The Plan is strictly a voluntary undertaking on the part of the Employer and shall not be deemed to constitute a contract between the Employer and any Eligible Employee (or any other employee), a consideration for, or an inducement or condition of employment for, the performance of the services by any Eligible Employee (or other employee). Gallagher reserves the right to terminate the Plan at any time, subject to Section 9.3, by an instrument in writing which has been executed on its behalf by a duly authorized officer. Upon termination, Gallagher may (i) elect to continue to maintain the Funding Trust to pay benefits hereunder as they become due as if the Plan had not terminated or (ii) direct the Funding Trustee to pay promptly to Participants (or their beneficiaries) the vested balance of their Accounts. For purposes of the preceding sentence, in the event clause (ii) is implemented, the Account balance of all Participants who are in the employ of the Employer at the time the Funding Trustee is directed to pay such balances shall become fully vested and nonforfeitable. After Participants and their beneficiaries are paid all Plan benefits to which they are entitled, all remaining assets of the Funding Trust attributable to Participants who terminated employment with the Employer before they were fully vested in their Accounts under Article 6 at that time shall be returned to the Employer.

         9.3      Existing Rights
                  ---------------

         No amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to amounts that have been credited to his or her Account prior to the date of such amendment or termination except as provided in Section 9.2.

                                   ARTICLE 10
                                 MISCELLANEOUS
                                 -------------

         10.1     No Funding
                  ----------

         The Plan constitutes a mere promise by the Employer to make payments in accordance with the term of the Plan and Participants and beneficiaries shall have the status of general unsecured creditors of the Employer. Nothing in the Plan will be construed to give any employee or any other person rights to any specific assets of the Employer or of any other person. In all events, it is the intent of the Employer that the Plan be treated as unfunded for tax purposes and for purposes of Title I of ERISA.

         10.2     Non-assignability
                  -----------------

         None of the benefits, payments, proceeds or claims of any Participant or beneficiary shall be subject to any claim of any creditor of any Participant or beneficiary and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of such Participant or beneficiary, nor shall any Participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which he or she may expect to receive, contingently or otherwise under the Plan.

         10.3     Limitation of Participant's Rights
                  ----------------------------------

         Nothing contained in the Plan shall confer upon any person a right to be employed or to continue in the employ of the Employer, or interfere in any way with the right of the Employer to terminate the employment of a Participant in the Plan at any time, with or without cause.

         10.4     Participants Bound
                  ------------------

         Any action with respect to the Plan taken by the Plan Administrator or the Funding Trustee or any action authorized by or taken at the direction of the Plan Administrator, the Employer or the Funding Trustee shall be conclusive upon all Participants and beneficiaries entitled to benefits under the Plan.

         10.5     Receipt and Release
                  -------------------

         Any payment to any Participant or beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Employer, the Plan Administrator and the Funding Trustee under the Plan, and the Plan Administrator may require such Participant or beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or beneficiary is determined by the Plan Administrator to be incompetent by reason of physical or mental disability or other legal disability (including minority) to give a valid receipt and release, the Plan Administrator may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Plan Administrator, the Employer or the Funding Trustee to follow the application of such funds.

         10.6     Governing Law
                  -------------

         The Plan shall be construed, administered, and governed in all respects under and by the laws of the State of Illinois. If any provision shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         10.7     Headings and Subheadings
                  ------------------------

         Headings and subheading in this Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

         EXECUTED, on behalf of Arthur J. Gallagher & Company as of the   10th
                                                                        --------
day of   April  , 2001.
       ---------
                                                ARTHUR J. GALLAGHER & CO.



                                                By   /s/ Bette Brinkerhoff
                                                   -----------------------------